VAN KAMPEN UNIT TRUSTS, SERIES 643

                   Diversified Healthcare Portfolio, Series 38

              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 13, 2007

         Notwithstanding anything to the contrary in the prospectus, New River Pharmaceuticals, Inc. was acquired in a cash transaction and the stock of such company is no longer included in the portfolio of Diversified Healthcare Portfolio, Series 38.

Supplement Dated:  April 20, 2007